Exhibit 99

News Announcement	For Immediate Release

REX AMERICAN RESOURCES’ FOURTH QUARTER
DILUTED EPS OF $2.89 AND FULL YEAR DILUTED
EPS OF $6.02

-Company Increases Share Repurchase Plan By 500K Shares-

Dayton, Ohio, (March 22, 2018) -- REX American Resources Corporation (NYSE: REX) (“REX” or “the Company”) today reported financial results for its fiscal 2017 fourth quarter (“Q4 ‘17”) and fiscal year ended January 31, 2018. REX management will host a conference call and webcast today at 11:00 a.m. ET.

Conference Call:	(212) 231-2908
Webcast / Replay URL:	www.rexamerican.com/Corp/Page4.aspx
The webcast will be available for replay for 30 days

REX American Resources’ Q4 ‘17 results principally reflect its interests in six ethanol production facilities and its refined coal operation. One Earth Energy, LLC (“One Earth”) and NuGen Energy, LLC (“NuGen”) are consolidated, while those of its four other ethanol plants are reported as equity in income of unconsolidated ethanol affiliates. REX’s financial results for fiscal 2017 also reflect the refined coal entity acquired by the Company on August 10, 2017, as well as the impact related to the 2017 Tax Cuts and Jobs Act. The Company reports results for its two business segments as ethanol and by-products, and refined coal.

REX’s Q4 ‘17 net sales and revenue were $109.5 million, compared with $121.6 million in Q4 ‘16, primarily reflecting lower average selling prices for ethanol during the quarter. The Company’s Q4 ‘17 gross profit for its ethanol and by-products segment declined to $10.0 million, from $25.2 million in the comparable prior year period. Equity in income of unconsolidated ethanol affiliates in Q4 ‘17 decreased to $1.3 million, from $2.9 million in Q4 ‘16, leading to income before income taxes of $6.5 million in Q4 ‘17, compared to $22.1 million in Q4 ‘16 for the ethanol and by-product segment. The Company also recorded a gross loss from its refined coal operation of $4.0 million in Q4 ‘17. While gross profit was negatively impacted, the Company recognized benefits related to its refined coal operation in the form of a lower effective tax rate. The Company reported income from continuing operations before income taxes and non-controlling interests in Q4 ‘17 of $1.7 million, compared with $21.2 million in Q4 ‘16.

Net income attributable to REX shareholders in Q4 ‘17 rose to $19.1 million, from $12.4 million in Q4 ‘16, primarily reflecting the Company’s $14.4 million tax benefit as a result of the revaluation of its deferred tax liabilities in connection with the passage of the 2017 Tax Cuts and Jobs Act in December 2017. Q4 ‘17 diluted net income per share attributable to REX common shareholders was $2.89 per share, compared to $1.88 per share in Q4 ‘16.

-more-

REX American Resources Q4 ‘17 Results, 3/22/18	page 2

Per share results in Q4 ‘17 and Q4 ‘16 are based on 6,604,000 and 6,591,000 diluted weighted average shares outstanding, respectively.

Net sales and revenue for the twelve months ended January 31, 2018 were $452.6 million, compared to $453.8 million in fiscal 2016, while gross profit for fiscal 2017 was $44.2 million, which included a $7.3 million loss from the Company’s refined coal operation, compared to $71.0 million in fiscal 2016. Fiscal 2017 equity in income of unconsolidated ethanol affiliates was $3.2 million, compared with $6.1 million in fiscal 2016.

For fiscal 2017, REX reported net income attributable to REX shareholders of $39.7 million, which includes the $14.4 million benefit related to the revaluation of the Company’s deferred tax liabilities, compared with $32.3 million in fiscal 2016. This led to diluted net income per share attributable to REX common shareholders of $6.02 in fiscal 2017, compared to $4.91 per share in fiscal 2016.

Per share results for the fiscal year ended January 31, 2018 and January 31, 2017, are based on 6,596,000 and 6,587,000 diluted weighted average shares outstanding, respectively.

Segment Income Statement Data:

($ in thousands)	Three Months Ended January 31,		Twelve Months Ended January 31,
	2018	2017	2018	2017
Net sales and revenue:
Ethanol & By-Products (1)	$109,295	$121,587	$452,153	$453,799
Refined coal (2) (3)	240	-	433	-
Total net sales and revenues	$109,535	$121,587	$452,586	$453,799

Gross profit (loss):
Ethanol & By-Products (1)	$9,981	$25,171	$51,509	$71,039
Refined coal (2)	(3,957)	-	(7,348)	-
Total gross profit	$6,024	$25,171	$44,161	$71,039

Income (loss) before income taxes:
Ethanol & By-Products (1)	$6,545	$22,110	$38,352	$59,447
Refined coal (2)	(4,336)	-	(10,021)	-
Corporate and other	(550)	(939)	(2,938)	(2,536)
Total income (loss) before income taxes	$1,659	$21,171	$25,393	$56,911

Benefit (provision) for income taxes:
Ethanol & By-Products	$13,004	$(5,913)	$3,245	$(18,259)
Refined coal	5,250	-	15,168	-
Corporate and other	222	291	1,106	866
Total benefit (provision) before income taxes	$18,476	$(5,622)	$19,519	$(17,393)

Segment profit (loss):
Ethanol & By-Products	$18,261	$13,021	$35,880	$33,950
Refined coal	1,108	-	5,628	-
Corporate and other	(316)	(640)	(1,802)	(1,617)
Net income attributable to REX common shareholders	$19,053	$12,381	$39,706	$32,333
(1)	Includes results attributable to non-controlling interests of approximately 25% for One Earth and approximately 1% for NuGen.
(2)	Includes results attributable to non-controlling interests of approximately 5%.
(3)	Refined coal sales are reported net of the cost of coal.

-more-

REX American Resources Q4 ‘17 Results, 3/22/18	page 3

REX American Resources’ Chief Executive Officer, Zafar Rizvi, commented, “Similar to much of 2017, the fourth quarter presented a challenging period across the ethanol sector as significant pressure on ethanol pricing impacted our results. Despite these challenges, we were able to leverage our ethanol and by-products operations, as well as our refined coal operation, to post another profitable quarter and fiscal year.”

“We remain optimistic regarding our ethanol business and are confident that our recent investment in refined coal will continue to benefit our financial results. Finally, we ended 2017 with a strong balance sheet and healthy liquidity position, including cash and cash equivalents of $191 million and working capital of $212 million, which favorably positions us to execute on our operating initiatives.”

Balance Sheet and Share Repurchase Program

At January 31, 2018, REX had cash and cash equivalents of $191.0 million, $74.1 million of which was at the parent company, and $116.9 million of which was at its consolidated production facilities. This compares with cash and cash equivalents at January 31, 2017, of $188.6 million, $79.5 million of which was at the parent company, and $109.1 million of which was at its consolidated ethanol production facilities.

On March 20, 2018, REX’s Board of Directors approved an increase in the share repurchase plan providing the Company with the authority to repurchase up to an additional 500,000 shares of its common stock. Reflecting the balance of the Company’s prior repurchase authorization, REX is now authorized to repurchase up to 655,334 shares of its common stock. The Company had 6,558,679 shares outstanding at January 31, 2018.

Repurchases by the Company will be subject to available liquidity, general market and economic conditions, alternate uses for the capital and other factors. Share repurchases may be made from time to time in open market transactions, block trades or in private transactions in accordance with applicable securities laws and regulations and other legal requirements. There is no minimum number of shares that the Company is required to repurchase and the repurchase program may be suspended or discontinued at any time without prior notice. All shares purchased will be held in the Company’s treasury for possible future use.

The following table summarizes select data related to the
Company’s consolidated alternative energy interests:

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2018	2017	2018	2017
Average selling price per gallon of ethanol	$1.27	$1.54	$1.40	$1.45
Average selling price per ton of dried distillers grains	$119.20	$113.50	$105.89	$123.97
Average selling price per pound of non-food grade corn oil	$0.28	$0.28	$0.29	$0.28
Average selling price per ton of modified distillers grains	$57.03	$43.85	$45.87	$50.10
Average cost per bushel of grain	$3.18	$3.28	$3.35	$3.45
Average cost of natural gas (per mmbtu)	$4.65	$3.69	$3.75	$3.24

REX American Resources Q4 ‘17 Results, 3/22/18	page 4

Supplemental Data Related to REX’s Alternative Energy Interests:

REX American Resources Corporation Ethanol Ownership Interests/Effective Annual Gallons Shipped as of January 31, 2018 (gallons in millions)
Entity	Trailing Twelve Months Gallons Shipped	Current REX Ownership Interest	REX’s Current Effective Ownership of Trailing Twelve Month Gallons Shipped
One Earth Energy, LLC (Gibson City, IL)	123.1	75.1%	92.4
NuGen Energy, LLC (Marion, SD)	132.9	99.5%	132.2
Big River Resources West Burlington, LLC (West Burlington, IA)	107.9	10.3%	11.1
Big River Resources Galva, LLC (Galva, IL)	126.4	10.3%	13.0
Big River United Energy, LLC (Dyersville, IA)	129.5	5.7%	7.4
Big River Resources Boyceville, LLC (Boyceville, WI)	57.0	10.3%	5.9
Total	676.8	n/a	262.0

Fourth Quarter Conference Call

REX will host a conference call at 11:00 a.m. ET today. Senior management will discuss the financial results and host a question and answer session. The dial in number for the audio conference call is 212/231-2908 (domestic and international callers).

Participants can also listen to a live webcast of the call on the Company’s website, www.rexamerican.com/Corp/Page4.aspx. A webcast replay will be available for 30 days following the live event at www.rexamerican.com/Corp/Page4.aspx.

About REX American Resources Corporation

REX American Resources has interests in six ethanol production facilities, which in aggregate shipped approximately 677 million gallons of ethanol over the twelve month period ended January 31, 2018. REX’s effective ownership of the trailing twelve month gallons shipped (for the twelve months ended January 31, 2018) by the ethanol production facilities in which it has ownership interests was approximately 262 million gallons. In addition, the Company acquired a refined coal operation on August 10, 2017. Further information about REX is available at www.rexamerican.com.

This news announcement contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as “may,” “expect,” “believe,” “estimate,” “anticipate” or “continue” or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include the risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission and include among other things: the impact of legislative changes, the price volatility and availability of corn, dried and modified distillers grains, ethanol, corn oil, gasoline and natural gas, ethanol and refined coal plants operating efficiently and according to forecasts and projections, changes in the international, national or regional economies, weather, results of income tax audits, changes in income tax laws or regulations and the effects of terrorism or acts of war. The Company does not intend to update publicly any forward-looking statements except as required by law.

Contact:
Douglas Bruggeman	Joseph Jaffoni, Norberto Aja
Chief Financial Officer	JCIR
(937) 276-3931	(212) 835-8500
rex@jcir.com

- statements of operations follow -

REX American Resources Q4 ‘17 Results, 3/22/18	page 5

REX AMERICAN RESOURCES CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(in thousands, except per share amounts)
Unaudited

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2018	2017	2018	2017
Net sales and revenue	$109,535	$121,587	$452,586	$453,799
Cost of sales	103,511	96,416	408,425	382,760
Gross profit	6,024	25,171	44,161	71,039
Selling, general and administrative expenses	(6,532)	(7,073)	(24,060)	(21,388)
Equity in income of unconsolidated ethanol affiliates	1,301	2,887	3,232	6,144
Interest and other income	971	222	2,265	596
(Loss) gain on sale of investment	-	-	(13)	192
(Loss) gain on disposal of real estate and property and equipment, net	(105)	(36)	(192)	328
Income from continuing operations before income taxes and non-controlling interests	1,659	21,171	25,393	56,911
Benefit (provision) for income taxes	18,476	(5,622)	19,519	(17,393)
Net income including non-controlling interests	20,135	15,549	44,912	39,518
Net income attributable to non-controlling interests	(1,082)	(3,168)	(5,206)	(7,185)
Net income attributable to REX common shareholders	$19,053	$12,381	$39,706	$32,333

Weighted average shares outstanding – basic	6,604	6,591	6,596	6,587

Basic net income per share attributable to REX common shareholders	$2.89	$1.88	$6.02	$4.91

Weighted average shares outstanding – diluted	6,604	6,591	6,596	6,587
Diluted net income per share attributable to REX common shareholders	$2.89	$1.88	$6.02	$4.91

- balance sheets follow -

REX American Resources Q4 ‘17 Results, 3/22/18	page 6

REX AMERICAN RESOURCES CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands) Unaudited

	Years Ended January 31,
	2018	2017
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$190,988	$188,576
Restricted cash	354	130
Accounts receivable	12,913	11,901
Inventory	20,755	17,057
Refundable income taxes	6,612	1,070
Prepaid expenses and other	7,412	6,959
Deferred taxes-net	-	824
Total current assets	239,034	226,517
Property and equipment-net	197,827	182,761
Other assets	7,454	6,913
Equity method investments	34,549	37,833
TOTAL ASSETS	$478,864	$454,024
LIABILITIES AND EQUITY CURRENT LIABILITIES:
Accounts payable – trade	$8,149	$9,171
Accrued expenses and other current liabilities	13,716	13,348
Total current liabilities	21,865	22,519
LONG TERM LIABILITIES:
Deferred taxes	21,706	41,135
Other long term liabilities	3,367	2,096
Total long term liabilities	25,073	43,231
COMMITMENTS AND CONTINGENCIES
EQUITY:
REX shareholders’ equity:
Common stock, 45,000 shares authorized, 29,853 shares issued at par	299	299
Paid in capital	146,923	145,767
Retained earnings	547,913	508,207
Treasury stock, 23,287 and 23,292 shares, respectively	(313,643)	(313,838)
Total REX shareholders’ equity	381,492	340,435
Non-controlling interests	50,434	47,839
Total equity	431,926	388,274
TOTAL LIABILITIES AND EQUITY	$478,864	$454,024

- statements of cash flows follow -

REX American Resources Q4 ‘17 Results, 3/22/18	page 7

REX AMERICAN RESOURCES CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(in thousands) Unaudited

	Years Ended January 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$44,912	$39,518
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	21,462	19,519
Stock based compensation expense	1,641	1,314
Income from equity method investments	(3,232)	(6,144)
Dividends received from equity method investments	6,516	7,018
Loss (gain) on sale of investment	13	(192)
Loss (gain) on disposal of real estate and property and equipment	192	(328)
Deferred income tax	(18,605)	3,043
Changes in assets and liabilities:
Accounts receivable	(1,089)	(2,535)
Inventory	(3,649)	121
Prepaid expenses and other assets	(1,170)	(1,357)
Income taxes refundable	(5,542)	4,184
Accounts payable-trade	(1,705)	36
Accrued expenses and other liabilities	1,225	4,912
Net cash provided by operating activities	40,969	69,109
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(24,017)	(14,208)
Acquisition of business, net of cash acquired	(12,049)	-
Repayment of note receivable	26	24
Proceeds from sale of investment	64	4,492
Proceeds from sale of real estate and property and equipment	104	1,511
Restricted cash	(224)	(76)
Restricted investments and deposits	150	510
Net cash used in investing activities	(35,946)	(7,747)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to non-controlling interests holders	(3,529)	(3,842)
Capital contributions from minority investor	918	-
Treasury stock acquired	-	(4,709)
Net cash used in financing activities	(2,611)	(8,551)
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,412	52,811
CASH AND CASH EQUIVALENTS-Beginning of year	188,576	135,765
CASH AND CASH EQUIVALENTS-End of year	$190,988	$188,576
Non cash financing activities – Equity awards issued	$1,195	$1,095
Non cash financing activities – Equity awards accrued	$1,485	$1,217
Non cash investing activities – Accrued capital expenditures	$1,149	$342

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